UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): August 2, 2007

Concho Resources Inc.
(Exact Name of Registrant as Specified in Its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

001-33615	76-0818600

(Commission File Number)	(I.R.S. Employer Identification No.)

550 West Texas Avenue, Suite 1300 Midland, Texas	79701

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (432) 683-7443
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
Item 7.01 Regulation FD Disclosure
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
Underwriting Agreement
Restated Certificate of Incorporation
Amended and Restated Bylaws
Press Release

Item 1.01 Entry into a Material Definitive Agreement.
     On August 2, 2007, Concho Resources Inc. (the “Company”), together with Chase Oil Corporation, Caza Energy LLC, Richard L. Chase, Robert C. Chase, Robert C. Chase, Gerene Dianne Chase Ferguson, Timothy A. Leach, Steven L. Beal, David W. Copeland, Curt F. Kamradt, David M. Thomas III and E. Joseph Wright (collectively, the “Selling Stockholders”), entered into an underwriting agreement (the “Underwriting Agreement”) with J.P. Morgan Securities Inc., Banc of America Securities LLC, Lehman Brothers Inc., BNP Paribas Securities Corp., Merrill Lynch, Pierce, Fenner & Smith Incorporated, UBS Securities LLC and Wachovia Capital Markets, LLC (collectively, the “Underwriters”) providing for the offer and sale in a firm commitment underwritten offering of an aggregate of 20,887,107 shares of the Company’s common stock, including 13,332,851 shares issued and sold by the Company and 7,554,256 shares sold by the Selling Stockholders at a price of $11.50 per share ($10.7812 per share, net of underwriting discount). In connection with the offering, the Company granted the underwriters an option to purchase up to an aggregate of 3,133,066 additional shares from the Company at the same price to cover over-allotments. On August 7, 2007, the Company completed its initial public offering of 20,887,107 shares of common stock pursuant to the Underwriting Agreement.
     In the Underwriting Agreement, the Company agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act of 1933 or to contribute to payments the Underwriters may be required to make because of any of those liabilities. A copy of the Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
     Effective August 8, 2007, the Board of Directors of Concho Resources Inc. elected Mr. Ray M. Poage to the Board of Directors. Mr. Poage will serve as a Class III director and his term on the Board will expire at the Company’s annual meeting of stockholders in 2010. Mr. Poage is expected to be designated as the Chairman of the Company’s Audit Committee at the next regularly scheduled board meeting.
     There are no understandings or arrangements between Mr. Poage and any other person pursuant to which Mr. Poage was selected to serve as a director of the Company. There are no relationships between Mr. Poage and the Company or any of its subsidiaries that would require disclosure pursuant to Item 404(a) of Regulation S-K. As a non-employee director, the Company expects that Mr. Poage will receive compensation in accordance with the Company’s policies for compensating non-employee directors, including long-term equity incentive awards under the Company’s 2006 Stock Incentive Plan.
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     On August 3, 2007, the Company’s Restated Certificate of Incorporation was filed with the Secretary of State of the State of Delaware and became effective. The Restated Certificate of Incorporation is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference. A description of the terms of the Company’s Restated Certificate of Incorporation is contained in the Company’s prospectus filed with the Securities and Exchange Commission on August 3, 2007 pursuant to Rule 424(b) under the Securities Act of 1933 under the heading “Description of capital stock,” which description is incorporated herein by reference.
     On August 7, 2007, in connection with the closing of the Company’s initial public offering, the Company’s Amended and Restated Bylaws became effective. The Amended and Restated Bylaws are filed as Exhibit 3.2 to this Current Report on Form 8-K and are incorporated herein by reference. A description of the terms of the Company’s Amended and Restated Bylaws is contained in the Company’s prospectus filed with the Securities and Exchange Commission on August 3, 2007 pursuant to Rule 424(b) under the Securities Act of 1933 under the heading “Description of capital stock,” which description is incorporated herein by reference.
Item 7.01 Regulation FD Disclosure.
     On August 2, 2007, the Company announced that it had priced its initial public offering of 20,887,107 shares of common stock. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.
     The information furnished pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 and will not be incorporated by reference into any filing under the Securities Act of 1933 unless specifically identified therein as being incorporated therein by reference.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit No.	Description of Exhibit

1.1	Underwriting Agreement dated August 2, 2007 among Concho Resources, Inc., Chase Oil Corporation, Caza Energy LLC, Richard L. Chase, Robert C. Chase, Robert C. Chase, Gerene Dianne Chase Ferguson, Timothy A. Leach, Steven L. Beal, David W. Copeland, Curt F. Kamradt, David M. Thomas III, E. Joseph Wright, J.P. Morgan Securities Inc., Banc of America Securities LLC, Lehman Brothers Inc., BNP Paribas Securities Corp., Merrill Lynch, Pierce, Fenner & Smith Incorporated, UBS Securities LLC and Wachovia Capital Markets, LLC

3.1	Restated Certificate of Incorporation

3.2	Amended and Restated Bylaws

99.1	Press Release dated August 2, 2007

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONCHO RESOURCES INC.

Date: August 8, 2007	By:	/s/ DAVID W. COPELAND

	Name:	David W. Copeland
	Title:	Vice President — General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

1.1	Underwriting Agreement dated August 2, 2007 among Concho Resources, Inc., Chase Oil Corporation, Caza Energy LLC, Richard L. Chase, Robert C. Chase, Robert C. Chase, Gerene Dianne Chase Ferguson, Timothy A. Leach, Steven L. Beal, David W. Copeland, Curt F. Kamradt, David M. Thomas III, E. Joseph Wright, J.P. Morgan Securities Inc., Banc of America Securities LLC, Lehman Brothers Inc., BNP Paribas Securities Corp., Merrill Lynch, Pierce, Fenner & Smith Incorporated, UBS Securities LLC and Wachovia Capital Markets, LLC

3.1	Restated Certificate of Incorporation

3.2	Amended and Restated Bylaws

99.1	Press Release dated August 2, 2007